UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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ADVANCED SERIES TRUST
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The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

Advanced Series Trust
AST Large-Cap Growth Portfolio
655 Broad Street
6th Floor
Newark, New Jersey 07102

Information Statement

September 1, 2022

To the Shareholders:

At a meeting held on at a meeting held on January 18-19, 2022, the Board of Trustees (the Board) of the Advanced Series Trust, including a majority of the Trustees who are not parties to the new subadvisory agreements (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements), and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved (i) New Subadvisory Agreements for the AST Large-Cap Growth Portfolio (the Portfolio)with ClearBridge Investments, LLC, Jennison Associates LLC, and Massachusetts Financial Services Company (collectively, the New Subadvisers).

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into New Subadvisory Agreements with each of the New Subadvisers. The New Subadvisory Agreements relate to the appointments of the New Subadvisers to the Portfolio. The New Subadvisory Agreements became effective on June 13, 2022. The Manager will continue to manage the Portfolio pursuant to the Investment Management Agreement, which was last approved by the Board on June 14, 2022.

This information statement describes the circumstances surrounding the Board’s approval of the New Subadvisory Agreements and provides you with an overview of their terms. This information statement does not require any action by you. It is provided to inform you about a change in the Portfolio’s subadvisory arrangements.

By order of the Board,

Andrew R. French
Secretary

This is not a proxy statement.
We are not asking you for a proxy, and you are requested not to send us a proxy.

 ASTLCGIS2

Important Notice Regarding the Availability of the Information Statement
The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

Advanced Series Trust
AST Large-Cap Growth Portfolio
655 Broad Street
6th Floor
Newark, New Jersey 07102

Information Statement

September 1, 2022

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Large-Cap Growth Portfolio1 (the Portfolio), a series of the Advanced Series Trust (AST or the Trust), pursuant to the terms of exemptive orders (the Manager-of-Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Orders permit the Portfolio’s investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 655 Broad Street, 6th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS and together with PGIM Investments, the Manager) serve as investment managers to the Portfolio.

This information statement relates to the approval by the Board of new subadvisory agreements (the New Subadvisory Agreements) for the Portfolio. At a meeting held on January 18-19, 2022, the Board, including a majority of the Trustees who are not parties to the New Subadvisory Agreements, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved the New Subadvisory Agreements for the Portfolio with ClearBridge Investments, LLC (ClearBridge), Jennison Associates LLC (Jennison), and Massachusetts Financial Services Company (MFS) (collectively, the New Subadvisers).

The Manager, as investment managers to the Portfolio, has entered into the New Subadvisory Arrangements with ClearBridge, Jennison, and MFS.  Prior to June 13, 2022, T. Rowe Price Associates, Inc. (T. Rowe Price, and with the New Subadvisers, the Subadvisers) served as the sole subadviser to the Portfolio. The New Subadvisory Agreements became effective June 13, 2022.

The Manager will continue to manage the Portfolio pursuant to the Investment Management Agreement for the Portfolio pursuant to the investment management agreement for the Portfolio (the Management Agreement) and T. Rowe Price will continue to subadvise the Portfolio pursuant to the current subadvisory agreement (the Current Subadvisory Agreement), each of which was last approved by the Board on June 14, 2022. .

The Board also approved a change to the Portfolio’s the investment objective and investment strategies, which are non-fundamental and may be changed by the Board without seeking shareholder approval. Effective June 13, 2022, the proposed investment objective of the Portfolio is to seek long-term growth of capital.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about September 1, 2022 to shareholders investing in the Portfolio as of June 13, 2022.

This is not a proxy statement.
We are not asking you for a proxy, and you are requested not to send us a proxy.

11	Prior to June 13, 2022, the Portfolio was named “AST T. Rowe Price Large-Cap Growth Portfolio”.

Approval of New Subadvisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of Advanced Series Trust (AST) considered new subadvisory agreements (collectively, the New Subadvisory Agreements) with respect to the Portfolio: (i) between the Manager and ClearBridge; (ii) between the Manager and Jennison; and (iii) between the Manager and MFS.

The Board, including all of the trustees who are not parties to the New Subadvisory Agreements or interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on January 18-19, 2022 (the Board Meeting) and approved the New Subadvisory Agreements at the Board Meeting for an initial two-year period after concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Board Meeting, the Board requested and received materials relating to each of the New Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with its consideration. The Board noted that it was considering each of the New Subadvisory Agreements in connection with the proposed mergers of the AST Loomis Sayles Large-Cap Growth Portfolio and AST MFS Growth Portfolio into the Portfolio (the Reorganizations).

Before approving the New Subadvisory Agreements, the Board, including the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including: the nature, quality and extent of services to be provided to the Portfolio by each of the New Subadvisers; comparable performance information; the fees to be paid by the Manager to each of the New Subadvisers; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the New Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and each of the New Subadvisers, or in advance of, the Board Meeting. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve each of the New Subadvisory Agreements.

The Board determined that the overall arrangements between the Manager and each of the New Subadvisers were appropriate in light of the services to be performed and the fee arrangements under each of the New Subadvisory Agreements, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of each of the New Subadvisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by T. Rowe Price under the Current Subadvisory Agreement for the Portfolio, and those that would be provided by each of the New Subadvisers and under the New Subadvisory Agreements. The Board noted that the nature and extent of services provided to the Portfolio under the Current Subadvisory Agreement, and those that would be provided to the Portfolio by the New Subadvisers under the New Subadvisory Agreements, were similar in that T. Rowe Price and New Subadvisers are, or would be, required to provide day-to-day portfolio management services to the Portfolio, and to comply with all Portfolio policies, and all applicable legal and regulatory requirements.

With respect to quality of services, the Board considered, among other things, the background and experience of the portfolio managers who would be responsible for day-to-day portfolio management of the Portfolio. The Board was also provided information pertaining to the organizational structure, senior management and investment operations of each of the New Subadvisers, among other relevant information. The Board noted that it had also received favorable compliance reports regarding each of the New Subadvisers from AST’s Chief Compliance Officer. The Board also noted that each of the New Subadvisers provides subadvisory services to other AST portfolios.

The Board concluded that, based on the nature and extent of the services to be provided to the Portfolio by the New Subadvisers the background information that it had reviewed regarding each of the New Subadvisers and its prior experience with each of the New Subadvisers with regard to other AST portfolios, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by each of the New Subadvisers.

Performance

The Board received and considered information regarding the investment performance of the Portfolio. The Board also received and considered composite performance information of a hypothetical portfolio intended to reflect how the Portfolio may have performed with the New Subadvisers managing the Portfolio’s assets, taking into account the proposed allocation to each of the New Subadvisers and T. Rowe Price, as well as a comparison of such performance information against the Portfolio’s benchmark index and peer universe. The Board concluded that it was satisfied with the performance information it received with respect to each of the New Subadvisers.

The Board noted that it would consider performance information as part of future annual reviews of the New Subadvisory Agreements.

Subadvisory Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable by the Manager to each of the New Subadvisers under the New Subadvisory Agreements. The Board considered the prior and proposed subadvisory arrangements for the Portfolio:  an allocation of 24% of the Portfolio’s assets to T. Rowe Price, 26% of the Portfolio’s assets to ClearBridge, 21% of the Portfolio’s assets to Jennison, and 26% of the Portfolio’s assets to MFS, the proposed combined effective subadvisory fee rate to be paid by the Manager to T. Rowe Price and the New Subadvisers would be lower than the effective subadvisory fee rate paid solely to T. Rowe Price under the Current Subadvisory Agreement.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio under the New Subadvisory Agreements contained breakpoints that reduce the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with future annual reviews of the New Subadvisory Agreements.

Other Benefits to the New Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by each of the New Subadvisers, and their respective affiliates, in connection with the Portfolio. The Board concluded that any potential benefits to be derived by each of the New Subadvisers were consistent with those generally derived by other subadvisers to other AST portfolios.

The Board also concluded that any potential benefits to be derived by the New Subadvisers were similar to the benefits derived by each of the New Subadvisers in connection with their management of other AST portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the New Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of the New Subadvisory Agreements.

***

After full consideration of these factors, the Board approved each of the New Subadvisory Agreements for an initial two-year period upon concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreements are attached as Exhibit A, Exhibit B, and Exhibit C, respectively.

Information about the New Subadvisers

ClearBridge Investments, LLC (ClearBridge) ClearBridge is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of June 30, 2022, ClearBridge’s assets under management (including assets under management for ClearBridge and ClearBridge Investments Limited and its subsidiaries) were approximately $157.4 billion, including $29.4 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Additional information about ClearBridge is attached as Exhibit D.

Jennison Associates LLC (Jennison) Jennison is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of June 30, 2022, Jennison managed in excess of $171.5 billion in assets for institutional, mutual fund and certain other clients. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

Additional information about Jennison is attached as Exhibit E.

Massachusetts Financial Services Company (MFS) MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $552 billion as of June 30, 2022.

Additional information about MFS is attached as Exhibit F.

Terms of the New Subadvisory Agreements

The material terms of each of the New Subadvisory Agreements are identical to the material terms of the Current Subadvisory Agreement. The Subadvisers are compensated by the Manager (and not the Portfolio) based on the amount of assets in the portion of the Portfolio they manage. The subadvisory fee rates under the Current Subadvisory Agreement, the subadvisory fee rates under each of the New Subadvisory Agreements, and the subadvisory fees paid to the Subadvisers for the fiscal year ended December 31, 2021, are set forth below:

Current Subadvisory Fee Rate	New/ Subadvisory Fee Rates	Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2021

T. Rowe Price Associates, Inc.*

Portfolio average daily net assets up to

$100 million:

0.500% of average daily net assets to $50

million;

0.400% of average daily net assets over

$50 million

Portfolio average daily net assets over  $100 million and up to $1 billion:

0.400% of average daily net assets on all assets up to $250 million;

0.375% of average daily net assets over $250 million to $500 million;

0.350% of average daily net assets over $500 million to $1 billion

When Portfolio average daily net assets exceed $1 billion:

0.300% of average daily net assets on all assets up to $3 billion;

0.275% of average daily net assets over $3 billion

T. Rowe Price Associates, Inc.*

Portfolio average daily net assets

up to $100 million:

0.500% of average daily net assets

to $50 million;

0.400% of average daily net assets

over $50 million

Portfolio average daily net assets over  $100 million and up to $1 billion:

0.400% of average daily net assets on all assets up to $250 million;

0.375% of average daily net assets over $250 million to $500 million;

0.350% of average daily net assets over $500 million to $1 billion

When Portfolio average daily net assets exceed $1 billion:

0.300% of average daily net assets on all assets up to $3 billion;

0.275% of average daily net assets over $3 billion

$8,064,282

ClearBridge Investments, LLC

0.350% of average daily net assets to $100 million;

0.290% of average daily net assets over $100 million to $250 million;

0.270% of average daily net assets over $250 million to $500 million; and

0.230% of average daily net assets over $500 million.

N/A
	Jennison Associates LLC** 0.320% of average daily net assets to $300 million; 0.250% of average daily net assets over $300 million.	N/A

Massachusetts Financial Services Company***

0.300% of average daily net assets to $500 million;

0.285% of average daily net assets over $500 million to $1 billion;

0.270% of average daily net assets over $1 billion to $1.5 billion; and

0.190% of average daily net assets over $1.5 billion.

N/A

*  *For purposes of calculating the subadvisory fee payable to T. Rowe Price, the large cap growth strategy assets managed by T. Rowe Price will be aggregated with the large-cap growth strategy assets managed by T. Rowe Price for all other Prudential entities, including the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates.

T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the following portfolios: AST Advanced Strategies Portfolio (T. Rowe Price sleeves), AST Large-Cap Growth Portfolio (T. Rowe Price sleeves),  AST Large-Cap Value Portfolio (T. Rowe Price sleeve), AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, AST T. Rowe Price Growth Opportunities Portfolio,, AST T. Rowe Price Natural Resources Portfolio, PSF Global Portfolio (T. Rowe Price sleeve), and PSF Natural Resources Portfolio.

T. Rowe Price has agreed to reduce the monthly subadvisory fee for each portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the portfolios listed above (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates (the “other accounts”):

Combined Average Daily Net Assets	Percentage Fee Waiver
For Assets up to $20 billion
Up to $1 billion	2.5% Fee Reduction
On the next $1.5 billion	5.0% Fee Reduction
On the next $2.5 billion	7.5% Fee Reduction
On the next $5.0 billion	10.0% Fee Reduction
Above $10.0 billion	12.5% Fee Reduction
For Assets above $20 billion
Up to $20 billion	12.5% Fee Reduction
On the next $10 billion	15.0% Fee Reduction
Over $30 billion	17.5% Fee Reduction

**For purposes of calculating the subadvisory fee payable to Jennison, the assets managed by Jennison in the AST International Growth Portfolio of the Advanced Series Trust will be aggregated with the assets managed by Jennison in the PSF International Growth Portfolio of The Prudential Series Fund.

***MFS has agreed to a voluntary subadvisory fee waiver arrangement that applies across each of the following portfolios or sleeves of portfolios managed by MFS: AST Academic Strategies Asset Allocation Portfolio (sleeve managed by MFS), AST Advanced Strategies Portfolio (sleeve managed by MFS), AST Balanced Asset Allocation Portfolio (sleeve managed by MFS), AST Capital Growth Asset Allocation Portfolio (sleeve managed by MFS), AST Preservation Asset Allocation Portfolio (sleeve managed by MFS), AST Large-Cap Core Portfolio (sleeve managed by MFS), AST Large-Cap Growth Portfolio (sleeve managed by MFS), AST Large-Cap Value Portfolio (sleeve managed by MFS), AST MFS Global Equity Portfolio, AST MFS Growth Allocation Portfolio, AST MFS Growth Portfolio, AST Mid-Cap Growth Portfolio (sleeve managed by MFS), AST Mid-Cap Value Portfolio (sleeve managed by MFS) and PSF Global Portfolio (sleeve managed by MFS).

MFS has agreed to voluntarily reduce the monthly subadvisory fees paid by ASTIS and/or PGIM Investments to MFS for each portfolio listed above (or the sleeve thereof subadvised by MFS) by the following percentages and with respect to the subadvisory fees otherwise payable on the incremental assets of the combined average daily net assets of the portfolios (or the sleeve thereof subadvised by MFS) that fall into the tiers listed below during any calendar month. To the extent the fee waiver is triggered for any particular calendar month, the resulting incremental discount will be applied pro rata across each of the portfolios (or the portion thereof subadvised by MFS). In the event that the combined average daily net assets of the above listed portfolios are $5 billion or less during any particular calendar month, then this voluntary fee reduction will not be applicable for the respective month. MFS reserves the right to withdraw this waiver by delivery of a written notice to the Manager, which withdrawal shall become effective 30 days after such delivery.

Combined Average Daily Net Assets	Percentage Fee Waiver
First $5 billion	No Fee Reduction
Over $5 million and up to $7.5 billion	5% Fee Reduction
Over $7.5 million and up to $10 billion	7.5% Fee Reduction
Over $10 million and up to $20 billion	10% Fee Reduction
Over $20 billion and to $30 billion	15% Fee Reduction
Over $30 billion	20% Fee Reduction

Each New Subadvisory Agreement provides, as does the Current Subadvisory Agreement, that subject to the supervision of the Manager and the Board, each of the Subadvisers is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the Subadvisers will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) each New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio, and (iii) each New Subadvisory Agreement may be terminated at any time by each New Subadviser, respectively, or by the Manager on not more than 60 days’, nor less than 30 days’, written notice to the other party to the New Subadvisory Agreement.

Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, neither of the New Subadvisers, respectively, will be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

Management and Advisory Arrangements

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 6th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of June 30, 2022, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $131.3 trillion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of June 30, 2022, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $131.3 trillion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolio and the Subadvisers. In this capacity, the Manager reviews the performance of the Portfolio and the Subadvisers and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio and the Subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and the Subadvisers. The Manager utilizes this data in directly supervising the Portfolio and the Subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust’s custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

·	furnishing of office facilities;
·	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;
·	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
·	providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;
·

monitoring, together with the Subadvisers, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

·	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;
·	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
·	preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;
·	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
·	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
·	organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

·	the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;
·	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust, as described below;
·	the fees, costs and expenses payable to the New Subadvisers, respectively, pursuant to the New Subadvisory Agreements; and
·

with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the Subadvisers.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

·	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
·	the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;
·

the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;

·	the charges and expenses of the Trust’s legal counsel and independent auditors;
·	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
·	all taxes and corporate fees payable by the Trust to governmental agencies;
·	the fees of any trade associations of which the Trust may be a member;
·	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
·	the cost of fidelity, directors and officers, and errors and omissions insurance;
·

the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;

·

allocable communications expenses with respect to investor services, and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and

·	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Portfolio	Investment Management Fee Rate	Aggregate Investment Management Fees Paid for the Fiscal Year Ended December 31, 2021
AST Large-Cap Growth Portfolio	0.7325% of average daily net assets to $300 million; 0.7225% on next $200 million of average daily net assets; 0.7125% on next $250 million of average daily net assets; 0.7025% on next $250 million of average daily net assets; 0.6525% on next $2.25 billion of average daily net assets; 0.6425% on next $2.75 billion of average daily net assets; 0.6125% on next $4 billion of average daily net assets; 0.5925% over $10 billion of average daily net assets	$19,395,154

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 6th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of the Subadvisers.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of the Subadvisers.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin*	Director and Executive Vice President

Executive Vice President (since May 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Executive Vice President (since June 2019) of Prudential Trust Company; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

Timothy S. Cronin	Director, President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge

President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of PGIM Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Vice President of Prudential Annuities, Inc. (since May 2003).

Dylan J. Tyson	Director and Executive Vice President

Director, President, and Chief Executive Officer (since December 2019) of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Holding Company, Inc., Prudential Annuities Information Services & Technology Corporation, Prudential Annuities Life Assurance Corporation, Prudential Annuities, Inc. and Prudential Life Insurance Company of Taiwan Inc.; Senior Vice President, Annuities (since December 2019) of Prudential Financial, Inc. and The Prudential Insurance Company of America.

* Mr. Benjamin’s principal address is 655 Broad Street, 6th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS
Timothy S. Cronin	President	Senior Vice President	Director, President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge
Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and Assistant Secretary	Chief Legal Officer, Executive Vice President and Secretary	N/A
Andrew R. French	Secretary	Assistant Secretary and Vice President	N/A
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice President	N/A
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice President	N/A
Isabelle Sajous	Chief Compliance Officer	Chief Compliance Officer and Vice President	Chief Compliance Officer
Christian J. Kelly	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Vice President	Vice President

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, serves as custodian for the Trust’s portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 6th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio’s transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST Large-Cap Growth Portfolio	$7,820,733

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non-affiliated broker-dealers:

Portfolio	Amount Paid
AST Large-Cap Growth Portfolio	$147,403

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit G to this information statement.

Andrew R. French
Secretary
Dated: September 1, 2022

Exhibit A

Advanced Series Trust

AST Large-Cap Growth Portfolio

Subadvisory Agreement

Agreement made as of this 2nd day of June, 2022 between PGIM Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (AST), a Maryland corporation (together, the Co-Managers), and ClearBridge Investments, LLC, a Delaware corporation (ClearBridge or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained or sold by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust’s valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Co-Managers or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.   The Subadviser may execute on behalf of the Trust certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) The Subadviser is, to the extent required by applicable law, a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon (i) a statutory disqualification of such Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)  In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(g) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(h) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust’s portfolio securities and whether those market quotations are reliable for purposes of valuing the Trust’s portfolio securities and determining the Trust’s net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust’s portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff.  Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A.  Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers.  Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. (a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conduct business in relation to the Series of the Trust allocated to Subadviser. Such information is collectively referred to as “Confidential Information.”  Confidential Information includes the Co-Managers’ business and other proprietary information, written or oral as relates to the Series of the Trust allocated to Subadviser.

(b)

The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Manager, or to any person who may be identified by Confidential Information.  The Subadviser shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Manager if the Subadviser is in material breach of this Section.  At the Manager’s request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)	The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager.

(d)

The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information.  During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)

The Subadviser shall maintain an appropriate Information Security Program which includes, but is not limited to: (i) access controls to prevent the unauthorized or inappropriate use of Confidential Information,(ii) periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality and integrity of Confidential Information; and (iii) regular penetration and vulnerability testing of its information technology infrastructure and networks.

(f)

The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks.  If any testing detects any intrusions of any information technology systems processing, storing or transmitting any of the Manager’s Confidential Information, the Subadviser shall promptly report those findings to the Manager.

(g)

The Subadviser shall notify the Co-Managers promptly and without unreasonable delay, but in no event more than 48 hours after determining that any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information occurred (a “Security Incident”). Thereafter, the Subadviser shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers’ designated representatives in the Co-Managers’ investigation of the Subadviser, employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co- Managers’ rights; and  (iv) take appropriate action to prevent a recurrence of any Security Incident.

(h)

Upon the Co-Managers’ reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser’s information security safeguards and practices.

(i)

For the purpose of auditing the Subadviser’s compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice reasonable assistance and cooperation of the Subadviser’s relevant staff.

5. The Subadviser will not engage any third party to provide investment advisory services to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers.  To the extent the Subadviser receives approval from the Co-Managers to engage such third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Co-Managers.  In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and their directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of  control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co- Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser provided however, that if a party other than the Subadviser is engaged to transition the portfolio to the Subadviser’s strategy (a “Transition Manager”), Subadviser shall have no responsibilities under Sections 1(a)(iii) and (v) until such time as the portfolio is released to the Subadviser for trading.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 6th Floor, Newark, NJ 07102, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at 655 Broad Street, 6th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 620 8th Avenue, 47th Floor, New York, New York, 10018, Attention: General Counsel.

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof.

During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser’s written request, and to implement those changes in the next regularly scheduled production of those materials. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

CLEARBRIDGE INVESTMENTS, LLC

By: /s/ Cynthia K List

Name: Cynthia K. List

Title: Chief Financial Officer

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by ClearBridge Investments, LLC (ClearBridge), PGIM Investments LLC and AST Investment Services, Inc. will pay ClearBridge a subadvisory fee on the net assets managed by ClearBridge that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee*, **
AST Large-Cap Growth Portfolio

0.35% of average daily net assets to $100 million;

0.29% of average daily net assets over $100 million to $250 million;

0.27% of average daily net assets over $250 million to $500 million:

0.23% of average daily net assets over $500 million

* In the event ClearBridge invests Portfolio assets in other pooled investment vehicles it manages or subadvises, ClearBridge will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to ClearBridge with respect to the Portfolio assets invested in such acquired fund.  Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

      Dated as of:  June 2, 2022

Exhibit B

ADVANCED SERIES TRUST

AST Large-Cap Growth Portfolio

Subadvisory Agreement

This Agreement (the “Agreement”) is made as of this 6th day of June , 2022, between PGIM Investments LLC (“PGIM Investments”), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (“ASTIS”), a Maryland corporation (together, the “Co-Managers”) and Jennison Associates LLC, a Delaware limited liability company (“Jennison” or the “Subadviser.”)

WHEREAS, the Co-Managers have entered into a Management Agreement (the “Management Agreement”) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the “Trust”) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust;

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser  to provide investment advisory services to the Trust in respect of one or more of its constituent series of shares as specified in Schedule A hereto and to manage such portion of the Trust as the Co-Managers shall from time to time direct (such portion of the Trust with respect to a Subadviser, the “Allocated Assets”), and the Subadviser  is willing to render such investment advisory services;

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust (the “Board”),  the Subadviser  shall manage such Allocated Assets as are delegated to such Subadviser by the Co-Managers from time to time, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions applicable to such Allocated Assets as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser  shall provide advice, management and supervision with respect to its Allocated Assets, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.  The Co-Managers may, from time to time, allocate and reallocate the Trust’s assets among the Subadvisers.  In addition, the Co-Managers may determine not to allocate any portion of the Trust’s assets to a Subadviser for a period of time during the term of this Agreement.  A Subadviser’s responsibilities for providing investment advisory services to the Trust shall be limited solely to its Allocated Assets.

(ii) In the performance of its duties and obligations under this Agreement,  the Subadviser  shall (A) act in conformity with the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus, as provided to it by the Co-Managers (collectively, the “Trust Documents”), and with the instructions and directions of the Co-Managers or the Board; (B) reasonably co-operate with the Co-Managers's (or its designees') personnel responsible for monitoring the Trust's compliance; and (C) conform to, and comply with, the material requirements of all applicable federal and state laws and regulations, including but not limited to the 1940 Act. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the “Commission”). The Co-Managers shall provide  the Subadviser  timely with copies of any updated Trust Documents.

(iii)  The Subadviser , with respect to its Allocated Assets, shall determine the securities, funds, futures contracts and other instruments to be purchased or sold, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with such Subadviser (collectively, “Brokers”), as such Subadviser may determine.  In selecting brokers, dealers or futures commissions merchants with which to execute portfolio transactions, it is recognized that a Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, a Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party.  The Subadviser  shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with such Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of such Subadviser with respect to the Trust and other accounts as to which it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when a Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of such Subadviser, such Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by such Subadviser in the manner such Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.   The Subadviser  may execute on behalf of the Trust certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

(iv)  The Subadviser  shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Board such periodic and special reports as the Board may reasonably request. The Subadviser   shall make reasonably available its employees and officers for consultation with any of the members of the Board or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, to assist in the valuation of the Trust's securities.

(v) The Subadviser   or an affiliate shall provide to the Trust’s custodian (the “Custodian”) on each business day with such information relating to its Allocated Assets as the Custodian may reasonably requet, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser   hereunder are not to be deemed exclusive, and the Subadviser   shall be free to render similar services to others. Conversely, the Subadviser   and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "Co-Managers-of-Co-Managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser   recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser   acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser   hereby agrees that it shall not consult with any other subadviser to the Trust, including any Subadviser, with respect to transactions in securities for the Trust's portfolio or any other transactions involving Trust assets.

(b) The Subadviser   shall authorize and permit any of its directors, officers and employees who may be elected as members of the Board or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser   under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser   shall keep the Trust's books and records required to be maintained by such Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to such Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser   agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser   will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that such Subadviser may retain a copy of such records. The Subadviser   further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) The parties acknowledge and agree that Subadviser  is neither a commodity trading advisor (“CTA”) duly registered with the Commodity Futures Trading Commission (the “CFTC”) nor a member of the National Futures Association (the “NFA”),Notwithstanding the foregoing, Subadviserhereby agrees that it shall, at  all times during the term of this Agreement, either (1) maintain compliance with applicable requirements for exemption from all such registrations or (2) to the extent such exemptions cease to be available to the Subadviser, register and maintain such registrations in good standing.. Further, the Subadviser   agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of such Subadviser under Sections 8a(2) or 8a(3) of the Commodity Exchange Act of 1936, as amended (the “CEA”), (ii) a suspension, revocation or limitation of such Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e) In connection with its duties under this Agreement, the Subadviser   agrees to maintain adequate compliance procedures to ensure its compliance with all state and federal regulations, and the rules of any self-regulatory organization applicable to it including, for example, the 1940 Act, the CEA, and the Investment Advisers Act of 1940 (the “Advisers Act”), as amended.

(f) The Subadviser   shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(e) hereof as the Co-Managers may reasonably request.

(g) The Subadviser   shall maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably designed  to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser   shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser   represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(h) The Subadviser   shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in its Allocated Assets, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.  The Subadviser   shall vote such proxies in accordance with its internal proxy voting policy.

(i) Pursuant to the delegation of fair valuation of the Trust’s securities to the Co-Managers by the Board, the valuation committee of the Co-Managers shall have primary responsibility for valuation of the Trust’s assets. The Co-Managers represents and warrants to the Subadviser   that such delegation of valuation responsibility complies with applicable law.  Upon reasonable request from the Co-Managers, the Subadviser   (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including being reasonably available to consult with the valuation committee of the Trust and the Co-Managers and making available information as to which the Subadviser has knowledge related to the investments being valued;  provided, however, that the valuation committee of the Co-Managers shall retain primary day-to-day responsibility for valuation of the Trust’s assets.  In addition, the Subadviser   will use its reasonable efforts to promptly notify the Co-Managers in the event that such Subadviser becomes aware that the Trust is carrying a security in such Subadviser’s Allocated Assets at a value that such Subadviser believes does not fairly represent the price that could be obtained for the security in a current market transaction.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser 's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Custodian to provide) timely information to the Subadviser  regarding the composition of assets in the Subadviser’s Allocated Assets, cash requirements and cash available for investment in such Allocated Assets, and all other information as may be reasonably necessary for such Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of such Subadviser).

3. In consideration of the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation a fee equal to the average of the net asset value of the Allocated Assets determined each day during the preceding month multiplied by the annual rate set forth on the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser  under this Agreement is contingent upon the Co-Managers's receipt of payment from the Trust for management services described under the Management Agreement. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by a Subadviser, shall not cause a reduction in the amount of the payment to such Subadviser by the Co-Managers.

4. (a) The Subadviser  acknowledges that, in the course of its engagement by the Co-Managers, a Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business in relation to services provided to the Trust by the Subadviser.  Such information, with respect to a Subadviser which knows or should know is confidential, is collectively referred to as “Confidential Information.”  Confidential Information includes the Co-Managers’s business and other proprietary information, written or oral as it relates to services provided to the Trust by the Subadviser.

(b)

The Subadviser  certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures designed to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information.  The Subadviser  shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Co-Managers if such Subadviser is in material breach of this Section.  At the Co-Managers’s request, the Subadviser shall certify in writing to the Co-Managers, its compliance with the terms of this Section.

(c)

The Subadviser  shall notify the Co-Managers or its agents of its designated primary security manager.  The security manager will be responsible for managing and coordinating the performance of the Subadviser’s obligations set forth in its Information Security Program and this Agreement.

(d)

The Subadviser  shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in such Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information.  During the course of providing the services, the Subadviser shall not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)

The Information Security Program shall include, without limitation: (i) access controls to prevent the unauthorized or inappropriate use of Confidential Information; (ii) periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and (iii) regular penetration and vulnerability testing of its information technology infrastructure and networks.

(f)

The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred (each, a “Security Incident”). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers’s designated representatives in the Co-Managers’s investigation of the Subadviser, employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers’s rights; and  (iv) take appropriate action to prevent a recurrence of any Security Incident.

(g)

Upon the Co-Managers’s reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser’s information security safeguards and practices.

(h)

For the purpose of auditing the Subadviser’s compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice, reasonable assistance and cooperation of the Subadviser’s relevant staff.

(i)

Notwithstanding any obligations set forth in this Agreement (including this section 4), the Co-Managers acknowledge and agree that the Subadvisers shall not be required to share any privileged or confidential information, proprietary data, quantitative models and similar information with the Co-Managers.

5. No Subadviser will engage any third party to provide services with respect to its Allocated Assets without the express written consent of the Co-Managers.  To the extent that the Subadviser  receives approval from the Co-Managers to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to its Allocated Assets.  In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) which arise out of or relate to the provision of services provided by any such service provider.  For the avoidance of doubt, none of the Custodian or any party with or through whom a Subadviser trades shall be deemed to be an agent engaged by Subadviser for purposes of this section 5.

6. The Subadviser  assumes no responsibility under this Agreement other than to render the services to be provided by such Subadviser hereunder in good faith.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on such Subadviser's part in the performance of its duties hereunder or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against such Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser , its respective affiliated persons, officers, directors, and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser  shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of such Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7. This Agreement shall continue in effect for an initial term of one year from the date hereof and such term shall extend automatically each year thereafter for subsequent one-year terms; provided that each annual extension is subject to approval bythe Board; and, provided further that this Agreement may be terminated (a) without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Trust as  provided in the 1940 Act, or (b) by the Co-Managers or by a Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. Termination of this Agreement by a Subadviser shall terminate this Agreement only with respect to such Subadviser and the Agreement shall otherwise continue in full force and effect. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser  agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of such Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, such Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser, provided however, that if a party other than the Subadviser is engaged to transition the portfolio to the Subadviser’s strategy (a “Transition Co-Managers”), Subadviser shall have no responsibilities under Sections 1(a)(iii) and (v) until such time as the portfolio is released to the Subadviser for trading.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to a Subadviser at the address set forth beneath its signature below.

8. Nothing in this Agreement shall limit or restrict the right of any of a Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict a Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof.  During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13. This Agreement, including Schedule A hereto, embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof.  Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement should not be affected thereby.  This Agreement shall be binding on and inure to the benefits of the parties hereto and their respective successors.

14. The obligations of the Subadviser  hereunder are several and not joint. The Subadviser  shall be liable only for its own obligations hereunder.  No Subadviser shall be a guarantor of or jointly liable for the obligations of any other Subadviser.  No Subadviser shall have any interest in the performance of, or remedy against, any other Subadviser in connection herewith.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

JENNISON ASSOCIATES LLC

By: /s/ William C. Ings

Name: William C. Ings

Title: Managing Director

Address for Notices:

Jennison Associates LLC

477 Lexington Avenue, New York, NY 10017

Attention: Secretary (with a copy to Jennison’s Chief Legal Officer).

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by the Subadviser, acting severally and not jointly, PGIM Investments LLC and AST Investment Services, Inc. will pay the Subadviser  a subadvisory fee on the net assets managed by such Subadviser that is equal, on an annualized basis, to the following:

Portfolio Name	Subadviser	Subadvisory Fee for the Portfolio*
AST Large-Cap Growth Portfolio	Jennison Associates LLC	0.32% of average daily net assets to $300 million; 0.25% of average daily net assets over $300 million;

* In the event the Subadviser invests its Allocated Assets in any other pooled investment vehicle it manages or subadvises, such Subadviser will waive its subadvisory fee hereunder in an amount equal to the acquired fund fee paid to the Subadviser with respect to the Allocated Assets so invested.  Notwithstanding the foregoing, under no circumstances will the subadvisory fee waivers referred to in the preceding sentence exceed 100% of the subadvisory fee.

Dated as of: June 6, 2022

Exhibit C

ADVANCED SERIES TRUST

AST Large-Cap Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 2nd day of  June, 2022 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and Massachusetts Financial Services Company (d/b/a MFS Investment Management), a Delaware corporation (MFS or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and the Subadviser shall have discretion to determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and any procedures adopted by the Board applicable to the services provided by the Subadviser hereunder including any amendments to those procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, each as applicable to the services provided by the Subadviser hereunder and all other applicable federal and state laws and regulations (collectively, "Applicable Law"). Subject to the Co-Managers' oversight, Subadviser shall monitor compliance with Applicable Law based on Subadviser's books and records and, to the extent provided, information provided by the Co-Managers and/or the Trust's Custodian. In connection therewith, the Subadviser shall be responsible for the preparation and filing of Schedule l3G and Form 13-F reflecting the Trust's securities holdings unless otherwise directed in writing by the Co-Managers. The Subadviser shall not be responsible for the preparation or filing of any other reports required of the Trust by any governmental or regulatory agency, except as expressly agreed to in writing. The Co-Managers shall provide Subadviser with timely copies of any updated Trust Documents. Until the Co-Managers or the Trust delivers any Trust Document regarding the management of the Trust or the Subadviser's duties hereunder to the Subadviser, the Subdviser shall not be liable and shall be fully protected in relying on any previously delivered document sent by the Co-Managers or the Trust to the Subadviser.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including, but not limited to, any person or entity affiliated with the Co-Managers or the Subadviser) (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or the Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Trust, including, without limitation, transaction term sheets and confirmations, certifications regarding the Trust's status as an accredited investor, qualified institutional buyer or qualified purchaser and certifications regarding other factual matters as may be requested by brokers, dealers or counterparties in connection with the Subadviser’s management of the Trust's assets.

On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act as applicable to the Subadviser, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v) The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.  The parties acknowledge and agree that the Subadviser is not a custodian of the Trust assets and will not take possession or custody of such assets.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b) The Subadviser shall, to the extent permitted by its Code of Ethics and other applicable internal policies and procedures,  authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) The Co-Managers acknowledge that Subadviser is registered with the Commodity Futures Trading Commission (“CFTC”) and National Futures Association (the “NFA”) as a commodity trading advisor and that Subadviser will provide commodity trading advice to the Trust as if Subadviser were exempt from registration as a commodity trading advisor. The Subadviser represents that it shall provide commodity trading advice to the Trust in a manner consistent with any applicable duties and obligations, as set forth in the Commodity Exchange Act of 1936, as amended (the “CEA”), and all rules and regulations promulgated thereunder. The Co-Managers represent and warrant that they are excluded from the definition of commodity pool operator pursuant to CFTC Regulation 4.5 with respect to the Trust, and the Co-Managers have timely filed a notice of eligibility as required by CFTC Regulation 4.5 with respect to the Trust and will, during the term of this Agreement, maintain and reaffirm such notice of eligibility as required by CFTC Regulation 4.5.

(e) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, each as applicable to the services provided by the Subadviser hereunder and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures designed to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with this Agreement, including but not limited to such monthly, quarterly, or annual reports concerning the Subadviser's transactions with respect to the investments and securities held in the Trust's portfolio and the performance of the Trust's portfolio as well as the compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(h) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio in accordance with the Subadviser's proxy voting policies and procedures, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers. It shall be the sole responsibility of the Co-Managers to process and file any claim forms or other documentation relating to any securities class action or other litigation on behalf of the Trust; however, upon reasonable request, Subadviser will cooperate with the Co-Managers to the extent necessary for the Co-Managers to pursue or participate in any such action.  The Subadviser shall not have the obligation to commence or defend lawsuits or other legal actions on behalf of the Co-Managers or the Trust brought by or against third parties, including lawsuits and legal actions brought by or against the Co-Managers or the Trust relating to securities purchased by the Trust. Notwithstanding the foregoing, the Subadviser shall have the authority but no obligation to participate in any in-court or out-of-court workouts, restructurings, or bankruptcies involving securities held by the Trust during the term of the Agreement on behalf of the Co-Managers or the Trust and take any and all actions in connection therewith that the Subadviser in its discretion deems necessary or appropriate.

(i) The Subadviser agrees to use reasonable efforts (i) to monitor whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of internally valuing the Trust's portfolio investments and determining the Trust's net asset value per share; and (ii) to promptly notify the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff, in conformity with the Trust's valuation procedures. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.  The Co-Managers and the Trust acknowledge and agree that (i) the Subadviser is not the Trust's pricing agent and shall not be deemed a substitute for any independent pricing agent and/or valuation committee of the Trust pursuant to the Trust's Fair Valuation Policies and Procedures; and (ii) none of the information which the Subadviser provides the Co-Managers hereunder shall be deemed to be the official books and records of the Fund for tax, accounting or any other purposes.

(j) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information regarding the Subadviser or the services provided by Subadviser hereunder that has been provided by the Subadviser to the Co-Managers for inclusion in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k) The Subadviser shall comply with the Trust’s Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon determination of any material breach of such Trust Documents.

(l) The Subadviser shall keep the Trust’s Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written reasonable request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall respond to such requests for information as to such reports (e.g., provide summaries of such reports with personal information redacted and subject in all cases to privacy and confidentiality obligations and to the extent the Subadviser is not prohibited from doing so under applicable law) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).  The Co-Managers shall provide on an on-going basis a list of all affiliates of the Co-Managers and the Trust, including publicly traded affiliates of the Co-Managers that may not be purchased by the Fund (such list shall include security name, cusip number, sedol and/or applicable ticker) and a list of all brokers and underwriters affiliated with the Co-Managers for reporting transactions under applicable provisions of the 1940 Act.  The Co-Managers represent and warrant that the Trust (i) is a qualified institutional buyer as that term is defined in Rule 144A under the Securities Act of 1033, as amended, and (ii) is not a "restricted person" under Rule 5130 and Rule 5131 of the Financial Industry Regulatory Authority, Inc. ("FINRA") and thus the Trust is not prohibited from participating in the allocation of initial public offerings of equity securities offered by FINRA members.  The Co-Managers agree to promptly notify the Subadviser if any of the foregoing representations ceases to be true or correct.

The Co-Managers hereby acknowledge receipt of the Subadviser's most recent Form ADV Part 2A and relevant Form ADV Part(s) 2B.  Co-Managers hereby consent to electronic delivery of Subadviser's Form ADV and any Form ADV amendments and/or annual updates provided by the Subadviser to the Co-Managers as required by applicable law.

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. (a) Each party acknowledges that, in the course of dealing, it may receive or have access to confidential and proprietary information (including, without limitation, the Trust’s portfolio holdings) of the other party or third parties with whom the Co-Managers conducts business.  Such information is collectively referred to as “Confidential Information.”  Each party agrees that it shall treat Confidential Information of the other party as confidential and shall not use such Confidential Information or disclose such Confidential Information to third parties, except to the extent necessary for the purposes of rendering services or performing the obligations pursuant to this Agreement or as required by applicable law, rule or regulation or as otherwise expressly agreed to in writing by the parties.

(j)

The Subadviser further certifies that (i) its treatment of Confidential Information is in compliance in all material respects with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures designed to seek to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information.  The Subadviser shall immediately notify the Co-Managers if the Subadviser is in material breach of this Section 4(b).  At the Manager’s request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section 4(b).

(k)

The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager.  The security manager will be responsible for managing and coordinating the performance of the Subadviser’s obligations set forth in its Information Security Program and this Agreement.

(l)

The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information.  During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will represent a departure from industry standards.

(m)

The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser’s employees and/or agents who require such access in order to provide the services to the Co-Managers.

(n)

The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls.  Such assessments will also consider the Subadviser’s compliance with its Information Security Program and the laws applicable to the Subadviser.

(o)

The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks.  If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Trust’s and/or Co-Managers’ Confidential Information and any of the Trust's and/or the Co-Managers' Confidential Information has been determined to have been subject to unauthorized disclosure, the Subadviser shall promptly report those findings to the Co-Managers.

(p)

The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to the Trust's or Co-Managers' Confidential Information that has occurred (a “Security Incident”). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers a summary of the Security Incident; (ii) assist communicate, and cooperate with the Co-Managers and the Co-Managers’ designated representatives throughout the investigation of the Security Incident.  The Subadviser will make appropriate personnel of Subadviser available to the designated representatives of the Co-Managers to discuss the matter, and shall cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers’ rights; and  (iii) take appropriate action to seek to prevent a recurrence of such Security Incident.

(q)

Upon the Co-Managers’ reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser’s information security safeguards and practices.

(r)

For the purpose of auditing the Subadviser’s compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice: (a) reasonable assistance and cooperation of the Subadviser’s relevant staff who can provide information concerning Subadviser's information processing premises and records; and (b) reasonable facilities at the Subadviser’s premises.

5. The Subadviser will not engage any third party to provide advisory services ("Service Provider") to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers.  To the extent that the Subadviser receives approval from the Co-Managers to engage a Service Provider, the Subadviser assumes all responsibility for any action or inaction of the Service Provider as it relates to the Trust's portfolio as delegated to the Subadviser by the Co-Managers.  In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) as a result of any action or inaction of the Service Provider as it relates to the Trust's portfolio as delegated to the Subadviser by the Co-Managers.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser. The Subadviser’s duties and obligations hereunder shall not begin prior to the effective date of the termination of the previously named subadviser in the Trust’s registration statement disclosure.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention: Legal Department, with a copy to the following e-mail address: InstitutionalClientService@mfs.com.

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof.  During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

 IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

MASSACHUSETTS FINANCIAL SERVICES COMPANY D/B/A MFS INVESTMENT MANAGEMENT

By: /s/ Amrit Kanwal

Name: Amrit Kanwal

Title: Chief Financial Officer

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Massachusetts Financial Services Company d/b/a MFS Investment Management (MFS), PGIM Investments LLC and AST Investment Services, Inc. will pay MFS a subadvisory fee* on the net assets managed by MFS that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio**
AST Large-Cap Growth Portfolio

0 .30% of average daily net assets to  $500 million;

0.285% of average daily net assets over  $500 million to $1 billion;

0.27% of average daily net assets over $1 billion  to $1.5 billion; and

0.19% of average daily net assets over $1.5 billion

*For purposes of calculating the subadvisory fee, the Growth Equity strategy assets of the Portfolio managed by MFS will be aggregated with the other portfolios of Advanced Series Trust or the Prudential Series Fund subadvised by MFS in its "Growth Equity" strategy.

** In the event MFS invests Portfolio assets in other pooled investment vehicles it manages or subadvises, MFS will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to MFS with respect to the Portfolio assets invested in such acquired fund.  Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of:  June 2, 2022

Exhibit D

Management of ClearBridge Investments, LLC (ClearBridge)

ClearBridge. is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of June 30, 2022, ClearBridge’s assets under management (including assets under management for ClearBridge and ClearBridge Investments Limited and its subsidiaries) were approximately $157.4 billion, including $29.4 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

The table below lists the names, addresses, and positions of ClearBridge’s principal executive officer and each of its directors.

Name & Address*	Position
Barbara Brooke Manning	Chief Compliance Officer and General Counsel
Terrence James Murphy	Director, Chief Executive Officer and President
Cynthia Karen List	Director and Chief Financial Officer
Scott Keith Glasser	Director and Chief Investment Officer
Jennifer Morrow Johnson	Director
Jed Andrew Plafker	Director
Gwen Louise Shaneyfelt	Director
Matthew Nicholls	Director

* The principal mailing address of the principal executive officer and each director of ClearBridge is 620 Eighth Avenue,48th Floor, New York, New York 10018 and 1 Franklin Parkway, Building 970, 1st Floor, San Mateo, CA 94403.

Comparable Funds for which CLEARBRIDGE
Serves as Adviser or Subadviser

The following table lists certain information regarding comparable mutual funds to which ClearBridge provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of June 30, 2022)	Annual Rate of Advisory/Subadvisory Fee Paid to ClearBridge
ClearBridge Large Cap Growth Fund	$11,777.17	First $1 Billion: 49.00 bps Next $1 Billion: 47.60 bps Next $3 Billion: 45.50 bps Next $5 Billion: 42.00 bps Over $10 Billion: 38.50 bps
ClearBridge Variable Large Cap Growth Portfolio	$336.26	First $1 Billion: 49.00 bps Next $1 Billion: 47.60 bps Next $3 Billion: 45.50 bps Next $5 Billion: 42.00 bps Over $10 Billion: 38.50 bps
Franklin Allocation VIP Fund LCG	$36.25	Flat Rate: 40.00 bps
Guardian Large Cap Fundamental Growth VIP Fund	$262.87	First $100 Million: 30.00 bps Next $200 Million: 27.00 bps Assets over $300 Million: 25.00 bps
Morgan Stanley Pathway Funds Large Cap Growth Fund	$170.44	First $100 Million: 34.00 bps Assets over $100 Million: 30.00 bps
Optimum Large Cap Growth Fund	$759.98	First $100 Million: 38.00 bps Next $150 Million: 33.00 bps Next $250 Million: 29.00 bps Next $500 Million: 27.00 bps Next $500 Million: 25.00 bps Assets over $1.5 Billion: 23.00 bps
Morningstar U.S. Equity Fund	$340.49	First $500 Million: 32.00 bps Above $500 Million: 29.00 bps
JNL/ClearBridge Large Cap Growth Fund	$1,093.60	First $100 Million: 30.00 bps Next $150 Million: 27.50 bps Next $250 Million: 25.00 bps Assets over $500 Million: 22.50 bps
Fidelity Strategic Advisers Large Cap Fund	$880.09	First $100 Million: 35.00 bps Next $150 Million: 30.00 bps Next $300 Million: 25.00 bps Next $450 Million: 20.00 bps Reset on all assets once over $1 Billion: 21.50 bps
SA Franklin Tactical Opportunities Portfolio Large Cap Growth*	$6.05	N/A
AST Franklin 85/15 Diversified Portfolio- Large Cap Growth*	$52.90	N/A

Includes other U.S. registered investment companies managed or subadvised by ClearBridge as of June 30, 2022. Please note, only ClearBridge sub-advisory fee structure is shown for the proprietary funds.

*The sub-advisory agreement is with a ClearBridge affiliate, Franklin Advisers, Inc.. ClearBridge is paid for managing the assets allocated to the Large Cap Growth sleeve of these portfolios.  ClearBridge does not disclose the fee schedules of its affiliates.

Exhibit E

MANAGEMENT OF Jennison Associates LLC (Jennison)

Jennison. is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of June 30, 2022, Jennison managed in excess of $171.5 billion in assets for institutional, mutual fund and certain other clients. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

Name & Address*	Position
Jeffrey T. Becker	Chairman and Director
Spiros “Sig” Segalas	Director
Kathleen A. McCarragher	Director
David Hunt	Director (Non-Jennison employee, Prudential affiliated)
Taimur Hyat	Director (Non-Jennison employee, Prudential affiliated)
Jurgen Muhlhauser	Director (Non-Jennison employee, Prudential affiliated)
Pamela Sinclair	Director (Non-Jennison employee, Prudential affiliated)

* The principal mailing address of the principal executive officer and each director of Jennison is 466 Lexington Avenue, New York, New York 10017.

The table below lists the names, addresses, and positions of Jennison’s principal executive officer and each of its directors.

Comparable Funds for which JENNISON
Serves as Adviser or Subadviser

The following table lists certain information regarding comparable mutual funds to which Jennison provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of June 30, 2022)	Annual Rate of Advisory/Subadvisory Fee Paid to Jennison
N/A	N/A	N/A

Exhibit F

Management of MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

MFS. MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $552 billion as of June 30, 2022.

The table below lists the names, addresses, and positions of MFS’ principal executive officer and each of its directors.

Name & Address*	Position
Kevin D. Strain	Director of MFS, Director, President and Chief Executive Officer of Sun Life Financial
Manjit Singh	Director of MFS and Executive Vice President and Chief Financial Officer of Sun Life Financial
Melissa J. Kennedy	Director of MFS and Executive Vice President, Chief Legal Officer and Public Affairs of Sun Life Financial
Michael W. Roberge	Director, Chairman of the Board, Chair, and Chief Executive Officer of MFS[1]
Edward M. Maloney	Executive Vice President and Chief Investment Officer of MFS[1]
Carol W. Geremia	Director, President, and Head of Global Distribution of MFS[1]
Jonathan N. Aliber	Executive Vice President and Chief Technology Officer of MFS[1]
Amrit Kanwal	Director, Executive Vice President, and Chief Financial Officer of MFS[1]
Mark A. Leary	Executive Vice President and Chief Human Resources Officer of MFS[1]
Heidi W. Hardin	Executive Vice President, General Counsel, and Secretary of MFS[1]
Scott Chin	Treasurer of MFS[1]
Michelle Thompson-Dolberry	Executive Vice President and Chief Diversity, Equity and Inclusion Officer of MFS[1]
Rosa Licea-Mailloux	Chief Compliance Officer of MFS[1]

* The principal mailing address of the principal executive officer and each director is c/o MFS at 111 Huntington Avenue, Boston,

   Massachusetts 02199.

1 Certain principal executive officers and directors of MFS serve as officers or directors of some or all of MFS' corporate affiliates and certain officers of MFS serve as officers and/or directors of some or all of the funds in the MFS Funds     complex and/or officers or directors of certain MFS non-U.S. investment companies.

Comparable Funds for which MFS
Serves as Adviser or Subadviser

The following table lists certain information regarding comparable mutual funds to which MFS provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of June 30, 2022)	Annual Rate of Advisory/Subadvisory Fee Paid to MFS
MFS Growth Fund (Adviser: MFS Investment Management)	Approximately $34,075.4 million

0.75% of the fund's average daily net assets annually up to $1 billion; 0.65% of the fund's average daily net assets annually in excess of $1 billion and up to $2.5 billion; 0.60% of the fund's average daily net assets annually in excess of $2.5 billion and up to $5 billion; 0.55% of the fund's average daily net assets annually in excess of $5 billion and up to $10 billion; 0.50% of the fund's average daily net assets annually in excess of $10 billion and up to $20 billion; 0.45% of the fund's average daily net assets annually in excess of $20 billion and up to $30 billion; 0.40% of the fund's average daily net assets annually in excess of $30 billion and up to $40 billion; 0.38% of the fund's average daily net assets annually in excess of $40 billion and up to $50 billion; and 0.36% of the fund's average daily net assets annually in excess of $50 billion

MFS Growth Series (Adviser: MFS Investment Management)	Approximately $1,646.6 million	0.75% of the fund's average daily net assets annually of the first $1 billion and 0.65% of the fund's average daily net assets annually in excess of $1 billion
Confidential Sub-Advised Fund Number 1 (Adviser: Confidential Adviser Number 1)	Approximately $1,225.7 million

0.30% of the fund’s average daily net assets annually on the first $500 million; 0.285% of the fund's average daily net assets annually on the next $500 million; 0.27% of the fund's average daily net assets annually on the next $500 million; and 0.225% of the fund's average daily net assets annually on assets over $1.5 billion

Confidential Sub-Advised Fund Number 2 (Adviser: Confidential Adviser Number 2)	Approximately $104.1 million

0.30% of the fund’s average daily net assets annually on the first $500 million; 0.285% of the fund's average daily net assets annually on the next $500 million; 0.27% of the fund's average daily net assets annually on the next $500 million; and 0.225% of the fund's average daily net assets annually on assets over $1.5 billion

Confidential Sub-Advised Fund Number 3 (Adviser: Confidential Adviser Number 3)	Approximately $1,147.7 million

0.30% of the fund’s average daily net assets annually on the first $500 million; 0.285% of the fund's average daily net assets annually on the next $500 million; 0.27% of the fund's average daily net assets annually on the next $500 million; and 0.19% of the fund's average daily net assets annually on assets over $1.5 billion

Confidential Sub-Advised Fund Number 4 (Adviser: Confidential Adviser Number 4)	Approximately $359.7 million

0.30% of the fund’s average daily net assets annually on the first $500 million; 0.285% of the fund's average daily net assets annually on the next $500 million; 0.27% of the fund's average daily net assets annually on the next $500 million; and 0.19% of the fund's average daily net assets annually on assets over $1.5 billion

Confidential Sub-Advised Fund Number 5 (Adviser: Confidential Adviser Number 5)	Approximately $411.2 million

0.30% of the fund’s average daily net assets annually on the first $500 million; 0.285% of the fund's average daily net assets annually on the next $500 million; 0.27% of the fund's average daily net assets annually on the next $500 million; and 0.19% of the fund's average daily net assets annually on assets over $1.5 billion

Exhibit G

Shareholder information

As of August 22, 2022, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of August 22, 2022, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
AST Large-Cap Growth Portfolio	PRU Annuity Life Assurance Corp PALAC - Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark NJ, 07102-0000	$1,424,761,602.05/28.03%
	PRUCO Life Insurance Company PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington St Newark NJ, 07102-0000	$1,744,051,662.22/34.31%
	PRUCO Life Insurance Company PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington St Newark NJ, 07102-0000	$483,817,477.52/9.52%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street 17th Floor Newark NJ, 07102	$329,949,108.72/6.49%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street 17th Floor Newark NJ, 07102	$529,646,547.69/10.42%

Advanced Series Trust
AST Large-Cap Growth Portfolio

655 Broad Street
6th Floor
Newark, New Jersey 07102

Important Notice of internet availability
of Information Statement (the Notice)

The Information Statement referenced in this Notice is available at:
www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding new subadvisory agreements (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements) for the AST Large-Cap Growth Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio’s website to review a complete copy of the Information Statement, which contains important information about the Portfolio’s new subadvisers and New Subadvisory Agreements.

As discussed in the Information Statement, at a meeting held on January 18-19, 2022, the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the New Subadvisory Agreements, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved New Subadvisory Agreements for the Portfolio with ClearBridge Investments, LLC (ClearBridge), Jennison Associates LLC (Jennison), Massachusetts Financial Services Company (MFS, and together with ClearBridge and Jennison, the New Subadvisers).

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into the new subadvisory arrangements with ClearBridge, Jennison, and MFS.  Prior to June 13, 2022, T. Rowe Price Associates, Inc. served as the sole subadviser to the Portfolio. The New Subadvisory Agreements became effective June 13, 2022. T. Rowe Price will continue to serve as a subadviser to the Portfolio alongside the New Subadvisers.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about September 1, 2022, to all shareholders of record as of the close of business on June 13, 2022. A copy of the Information Statement will remain on the Portfolio’s website until December 9, 2022.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until December 9, 2022. To ensure prompt delivery, you should make your request no later than December 1, 2022. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

ASTLCGIS